SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS CROCI® U.S. Fund
DWS CROCI® U.S. VIP
The following changes are effective immediately:
The following information replaces existing disclosure contained under the “Main investments” and “Management process” sub-headings under the “PRINCIPAL INVESTMENT STRATEGIES” heading of the summary section and under the “Main investments” and “Management process” sub-headings under the “PRINCIPAL INVESTMENT STRATEGIES” heading within the “FUND DETAILS” section of each fund’s prospectuses.
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks issued by US companies. Companies are selected for the fund’s portfolio using the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, among other factors. Portfolio management will select stocks from among the largest US companies which are under CROCI® coverage at any given time (while the number of companies under CROCI® coverage will vary, as of December 31, 2020, approximately 367 companies were under CROCI® coverage). Companies are identified from the selection universe for investment and are selected from the following economic sectors classified in accordance with the Global Industry Classification Standard (GICS): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Information Technology, Industrials, Materials, Communication Services and Utilities.
Management process. Portfolio management selects stocks of companies that it believes offer economic value, utilizing the CROCI® strategy as the primary factor, among other factors. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real” economic value rather than the “accounting” value of a company’s invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI® Economic Price Earnings Ratios, will outperform other companies.
In selecting stocks, portfolio management measures economic value using the CROCI® Economic Price Earnings Ratio and may adjust this by factors such as stock price volatility, as determined by the CROCI® Investment Strategy and Valuation Group. The CROCI® Investment Strategy and Valuation Group may provide other CROCI® valuation metrics which portfolio management may use in addition to the CROCI® Economic Price Earnings Ratio. All CROCI® financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI® strategy in selecting investments. The fund’s portfolio is reviewed periodically and adjusted in accordance with the CROCI® strategy’s rules.
The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within DWS Group, through a licensing arrangement with the fund’s Advisor.
Portfolio management will periodically review and adjust the fund’s portfolio in order to maintain the desired balance between return potential and various risk factors, such as, without limitation: style, size, and idiosyncratic risks. Portfolio management may refer to the output of various optimization tools and other portfolio construction techniques in order to help control for unwanted portfolio exposure to the risk factors specified above versus relevant indices, as well as undesired levels of portfolio turnover, tax efficiency, and other factors.
Please Retain This Supplement for Future Reference
May 25, 2021
PROSTKR21-30